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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2003


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


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
              Delaware                                    1-13461                                 76-0506313
   (State or other jurisdiction of               (Commission File Number)                      (I.R.S. Employer
   incorporation or organization)                                                            Identification No.)
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                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 9. REGULATION FD DISCLOSURE

         On June 3, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced that it had completed new expanded revolving credit arrangements. The text of the press release is set forth below:

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
NEWS RELEASE                                                                GROUP 1 AUTOMOTIVE INC

                                                               950 Echo Lane, Suite 100, Houston, TX 77024

AT GROUP 1:                Chairman, President and CEO        B.B. Hollingsworth, Jr.       (713) 647-5700
                           EVP, CFO and Treasurer             Scott L. Thompson             (713) 647-5700
                           Manager, Investor Relations        Kim Paper                     (713) 647-5700

AT Fleishman-Hillard:      Investors/Media                    Russell A. Johnson            (713) 513-9515
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FOR IMMEDIATE RELEASE
TUESDAY, JUNE 3, 2003

     GROUP 1 AUTOMOTIVE COMPLETES NEW EXPANDED REVOLVING CREDIT ARRANGEMENTS

               14 FINANCIAL INSTITUTIONS SUPPORT COMPANY'S GROWTH


HOUSTON, JUNE 3, 2003--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, today announced that it has completed new three-year revolving credit arrangements with 14 leading financial institutions totaling $1.075 billion, with the potential to expand to $1.3 billion. The arrangements consist of a $775 million syndicated credit facility to finance inventory and working capital, including acquisitions; and a separate $300 million floorplan credit facility to finance Ford Motor Company manufactured new vehicles.

The $775 million syndicated credit facility can be increased to $1.0 billion and includes 13 financial institutions. Vehicle inventory financing represents 75 percent and working capital/acquisitions represent the remaining 25 percent of the credit facility. Lenders in the syndicated facility include two manufacturer-captive finance companies and 11 commercial banks. The manufacturer-captive finance companies are Toyota Motor Credit Corporation and BMW Financial Services NA, LLC. Commercial banks include JPMorgan Chase Bank, Comerica Bank, Bank One Texas, N.A., U.S. Bank N.A., Sovereign Bank, Key Bank National Association, BNP Paribas, Wells Fargo Bank, N.A., Bank of Oklahoma, N.A., Southwest Bank of Texas, N.A. and Amarillo National Bank. The syndication was arranged through JPMorgan Chase Bank.

Additionally, the company executed a $300 million credit arrangement with Ford Motor Credit Corporation to finance Ford Motor Company manufactured new vehicle inventory.

"The continued support of leading lenders is evidence of the strong long-term relationships we have built with the commercial banking community and our automobile manufacturer partners," said B.B. Hollingsworth, Jr., Group 1's chairman, president and chief executive officer. "The new arrangements will help ensure long-term access to reasonably priced capital for acquisitions and inventory."

Hollingsworth noted that the entire working capital/acquisition portion of the previous syndicated credit facility was undrawn.



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Year-to-date, Group 1 has closed acquisitions with estimated annual revenues of
$131.2 million. In 2003, the company is targeting to add dealerships with aggregate annual revenues totaling approximately $800 million, consisting of strategic tuck-in acquisitions to augment its current markets and platform acquisitions to enter markets not presently served.

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns 73 automotive dealerships comprised of 114 franchises, 29 brands, and 25 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

     GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM

This press release contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include statements regarding our plans, goals, beliefs or current expectations, including those plans, goals, beliefs and expectations of our officers and directors with respect to, among other things:

         o        the completion of future acquisitions

         o        operating cash flows and availability and cost of capital

Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties. Actual results may differ materially from anticipated results in the forward-looking statements for a number of reasons, including:

         o the future economic environment, including consumer confidence, interest rates, the level of manufacturer incentives and the availability of consumer credit may affect the demand for new and used vehicles and parts and service sales

         o the effect of adverse international developments such as war, terrorism, political conflicts or other hostilities

         o regulatory environment, adverse legislation, or unexpected litigation

         o our principal automobile manufacturers, especially Ford, Toyota/Lexus, GM and DaimlerChrysler, may not continue to produce or make available to us vehicles that are in high demand by our customers

         o requirements imposed on us by our manufacturers may affect our acquisitions and capital expenditures related to our dealership facilities

         o our dealership operations may not perform at expected levels or achieve expected improvements

         o we may not achieve expected future cost savings and our future costs could be higher than we expected

         o available capital resources and various debt agreements may limit our ability to complete acquisitions, complete construction of new or expanded facilities or repurchase shares

         o        our cost of financing could increase significantly

         o new accounting standards could materially impact our reported earnings per share

         o we may not complete additional acquisitions or the pace of acquisitions may change

         o        we may not be able to adjust our cost structure




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         o        we may lose key personnel

         o competition in our industry may impact our operations or our ability to complete acquisitions

         o we may not achieve expected sales volumes from the franchises granted to us

         o        insurance costs could increase significantly

         o we may not obtain inventory of new and used vehicles and parts, including imported inventory, at the cost or in the volume we expect

This information and additional factors that could affect our operating results and performance are described in our Form 10-K, set forth under the headings "Business-Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." We urge you to carefully consider those factors.

All forward-looking statements attributable to us are qualified in their entirety by this cautionary statement.


                                       ###



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         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              Group 1 Automotive, Inc.



    June 3, 2003              By: /s/ Scott L. Thompson
----------------------           ----------------------------------------------
        Date                     Scott L. Thompson, Executive Vice President,
                                 Chief Financial Officer and Treasurer